Exhibit 10.4
EXECUTION COPY
AMENDMENT NO. 1 TO
EMPLOYMENT AGREEMENT
     This AMENDMENT NO. 1 (this “Amendment”) to the Employment Agreement (the “Employment Agreement”), dated as of November 18, 2004, among Las Vegas Sands Corp., a Nevada corporation (“LVSC”), Las Vegas Sands, LLC, a Nevada limited liability company and wholly-owned subsidiary of LVSC (together with LVSC, the “Company”) and Scott D. Henry (“Executive”) is dated as of June 20, 2006 and effective as of June 8, 2006 (the “Effective Date”).
     WHEREAS, effective as of the Effective Date, Executive relinquished his position as the Company’s Chief Financial Officer and assumed the position of Senior Vice President, Finance of the Company; and
     WHEREAS, in accordance with Section 13(e) of the Employment Agreement, the Company and Executive wish to amend the Employment Agreement as provided herein in order to reflect such change of position.
     NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, the parties hereby agree as follows:
     1. Defined Terms. Except as defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Employment Agreement.
     2. Amendments to Sections 1 and 5 of the Employment Agreement. Sections 1 and 5 of the Employment Agreement are hereby amended by deleting the words “Chief Financial Officer” and substituting the words “Senior Vice President, Finance” in lieu thereof.
     3. Executive’s Acknowledgment. In executing this Amendment, Executive hereby acknowledges that (i) effective as of the Effective Date, he relinquished his position as the Company’s Chief Financial Officer and that another individual will be the Company’s Chief Financial Officer and (ii) he is waiving any right he may have under Section 10(a)(iv) of the Employment Agreement (as in effect both prior to and following the execution of this Amendment) to resign his employment with the Company for Good Reason as a result of this Amendment.
     4. Continuing Effect of Employment Agreement. Except as expressly modified hereby, the provisions of the Employment Agreement are and shall remain in full force and effect.
     5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment at Las Vegas, Nevada as a contract under seal on the date first written above.

LAS VEGAS SANDS CORP.

/s/ Sheldon G. Adelson By: Sheldon G. Adelson
Its: Chairman of the Board and
Chief Executive Officer

LAS VEGAS SANDS, LLC

/s/ Sheldon G. Adelson By: Sheldon G. Adelson
Its: Chairman of the Board and
Chief Executive Officer

EXECUTIVE

/s/ Scott D. Henry

Scott D. Henry
[Signature page to one page amendment to Employment Agreement with Scott D. Henry]

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